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                                                                      EXHIBIT 24

                            UNION PACIFIC CORPORATION

                               POWERS OF ATTORNEY


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ PHILIP F. ANSCHUTZ
----------------------------
Philip F. Anschutz


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ROBERT P. BAUMAN
----------------------------
Robert P. Bauman


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ E. VIRGIL CONWAY
----------------------------
E. Virgil Conway


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ THOMAS J. DONOHUE
----------------------------
Thomas J. Donohue




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I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation
(the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ARCHIE W. DUNHAM
----------------------------
Archie W. Dunham


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ SPENCER F. ECCLES
----------------------------
Spencer F. Eccles


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ IVOR J. EVANS
----------------------------
Ivor J. Evans


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ELBRIDGE T. GERRY, JR.
----------------------------
Elbridge T. Gerry, Jr.


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ JUDITH RICHARDS HOPE
----------------------------
Judith Richards Hope


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I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation
(the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD J. MAHONEY
----------------------------
Richard J. Mahoney


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ STEVEN R. ROGEL
----------------------------
Steve R. Rogel


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ RICHARD D. SIMMONS
----------------------------
Richard D. Simmons


I, the undersigned, a director of Union Pacific Corporation, a Utah Corporation (the Company), do hereby appoint each of Carl W. von Bernuth, James R. Young, and Thomas E. Whitaker my true and lawful attorney-in-fact and agent, to sign on my behalf the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and any and all amendments thereto, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

/s/ ERNESTO ZEDILLO
----------------------------
Ernesto Zedillo